UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


               DATE OF EARLIEST REPORTED EVENT - JANUARY 19, 2006


                        WIRELESS AGE COMMUNICATIONS, INC.
             (Exact name of Registrant as specified in its charter)


           NEVADA                   001-31338                   98-0336674
           ------                   ---------                   ----------
(State or other jurisdiction       (Commission                (IRS Employer
      of incorporation)            File Number)           Identification Number)


                            6200 TOMKEN ROAD, UNIT A
                       MISSISSAUGA, ONTARIO CANADA L5T 1X7
                       -----------------------------------
                    (Address of principal executive offices)


                                 (905) 696-2850
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_|  Written communications pursuant to Rule 425 under the Securities Act

|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 2.03: CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT

On January 17, 2006, Wireless Age Communications, Inc. (the "Company"), entered into a CAD$1,500,000 (approximately US$1,300,000) financing arrangement with TCE Capital Corporation ("TCE") through its majority owned subsidiary Wireless Age Communications Ltd. ("Wireless Age") and its wholly owned subsidiary Wireless Source Distribution Ltd. ("Wireless Source").

The financing arrangement provides up to CAD$1,500,000 of incremental financing to the Company through factoring of receivables (the "Factoring Facility") and funding secured by inventory (the "Demand Revolving Loan") of Wireless Age and Wireless Source. Pursuant to the terms of the financing arrangement Wireless Age and Wireless Source will discount receivables at CAD$0.67 (approximately US$0.58) per day per CAD$1,000 (approximately US$862) and will pay 24% per annum interest on amounts drawn under the Demand Revolving Loan. Both the Factoring Facility and the Demand Revolving Loan are guaranteed by Wireless Age Communications, Inc. the parent. Pursuant to the terms of the financing arrangement Wireless Age and Wireless Source entered into a General Security Agreement and other customary documentation for a financing facility of this kind.

The Company's CAD$750,000 (approximately US$650,000) line of credit with Scotiabank through its wholly owned subsidiary mmwave Technologies Inc. ("mmwave") remains in place. Management is currently in discussions with other lenders which they believe will result in replacement financing for the TCE financing arrangement and provide the necessary growth working capital financing for fiscal 2006 at commercially improved terms. Proceeds received under the TCE financing arrangement have been primarily used to reduce accounts payable within Wireless Age, Wireless Source and mmwave.

Copies of the material TCE financing agreements will be included as Exhibits to Form 10-KSB for the year ended December 31, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Wireless Age Communications, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       WIRELESS AGE COMMUNICATIONS, INC.

Dated:  January 19, 2006

                                       By: /s/ Gary N. Hokkanen
                                           ----------------------
                                           Name:   Gary N. Hokkanen
                                           Title:  Chief Financial Officer






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